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                                                                   Exhibit 10.9C

                        AMENDMENT TO OPERATING AGREEMENT

      This AMENDMENT TO OPERATING AGREEMENT is made and entered into this 4th day of March, 1993, between DUBUQUE RACING ASSOCIATION, LTD., an Iowa nonprofit corporation, (hereinafter referred to as "DRA") and GREATER DUBUQUE RIVERBOAT ENTERTAINMENT COMPANY, L.C., an Iowa limited liability company, (hereinafter referred to as "Greater Dubuque").

      RECITALS:

      A. On February 22, 1993, DRA and Greater Dubuque signed an operating Agreement setting forth their respective rights, duties and obligations with regard to excursion gambling boat gambling under Chapter 99F of the Iowa Code. An Amendment to said Operating Agreement was also signed on February 22, 1993, amending paragraphs 3(d) and 3(h) of said Agreement.

      B. DRA and Greater Dubuque have jointly agreed to amend and modify the terms of the Operating Agreement, as previously amended, referred to in Recital A above.

      NOW, THEREFORE, IT IS AGREED that the February 22, 1993 Operating Agreement, as previously amended, is further amended as follows:

      1. Subparagraph (d) of paragraph 3 (Conditions Precedent to Contract) is amended to read as follows:

      (d) Greater Dubuque obtaining adequate financing, including invested equity capital, and providing evidence thereof acceptable to DRA by no later than March 11, 1993.

      2. Subparagraph (h) of paragraph 3 (Conditions Precedent to Contract) is amended read as follows:

      (h) Greater Dubuque obtaining by no later than March 11, 1993, signed contracts, acceptable to both Greater Dubuque and DRA, in respect to the purchase or lease/purchase of gaming equipment and an excursion gambling boat having a passenger capacity acceptable to DRA.

      Except as specifically amended above, all of the provisions of the February 22, 1993 Operating Agreement shall remain in full force and effect. The Amendment to Operating Agreement dated February 22, 1993 shall have no further force or effect.

      Dated this 4th day of March, 1993.

DUBUQUE RACING ASSOCIATION, LTD.        GREATER DUBUQUE RIVERBOAT
                                        ENTERTAINMENT COMPANY, L.C.
By /s/ Norma Denlinger
   --------------------------------     By /s/ Joseph P. Zwack
   Norma Denlinger, President              -------------------------------------
                                           Joseph P. Zwack, Managing Member
By /s/ Sharon Finnin
   --------------------------------
   Sharon Finnin, Treasurer